UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2018

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 3, 2018, Intercontinental Exchange, Inc. announced its plans to form a new company, Bakkt, with the goal of establishing a global platform for digital assets. Bakkt intends to work with BCG, Microsoft and Starbucks, among others, to create an integrated platform designed to enable consumers and institutions to buy, sell, store and spend digital assets on a seamless global network. Seeking to address evolving needs in the growing digital asset marketplace, Bakkt’s platform aims to include federally regulated markets and warehousing along with merchant and consumer applications, and is expected to first support Bitcoin. As an initial component of the Bakkt offering, Intercontinental Exchange’s U.S.-based futures exchange and clearing house plan to launch a 1-day physically delivered Bitcoin contract along with physical warehousing in November 2018, subject to CFTC review and approval. These regulated venues will establish new protocols for managing the specific security and settlement requirements of digital currencies. In addition, the clearing house plans to create a separate guarantee fund that will be funded by Bakkt. Bakkt is currently in preparation for launch, and is in discussions with regulators and in the process of finalizing definitive agreements with select partners. ICE currently expects that further operational details will be announced when available.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements in this Current Report on Form 8-K regarding ICE's plans to launch Bakkt and a regulated, physical Bitcoin futures contract and warehousing, as well as statements regarding Bakkt’s business objectives, opportunities and investors are not historical facts and are "forward-looking statements" that involve risks and uncertainties. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE's Securities and Exchange Commission (SEC) filings, including, but not limited to, the risk factors in Intercontinental Exchange, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 7, 2018. We caution you not to place undue reliance on these forward looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of an unanticipated event. New factors emerge from time to time, and it is not possible for management to predict all factors that may affect our business and prospects. Further, management cannot assess the impact of each factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
Senior Vice President, Associate General Counsel

Date:    August 3, 2018